SUPPLEMENT DATED SEPTEMBER 29, 2010

FIRST INVESTORS LIFE SERIES HIGH YIELD FUND PROSPECTUS
DATED MAY 1, 2010

1.
The information related to John Ingallinera and Wendy L. Nickerson for the Life Series High Yield Fund under the heading “Portfolio Manager” on page 5 is deleted and the entire section is replaced with the following:

Portfolio Manager: The Fund has been managed by Muzinich since 2009, by a team of investment professionals who have active roles in managing the Fund.  Dennis V. Dowden and Clinton Comeaux have served as Portfolio Managers of the Fund since 2009 and Bryan Petermann has served as Portfolio Manager of the Fund since September 2010.

2.
The information related to John Ingallinera and Wendy L. Nickerson under the “Fund Management In Greater Detail” section in the third paragraph on page 9 is deleted and the entire paragraph is replaced with the following:

The Fund is managed by a team of investment professionals who have active roles in managing the Fund, including the following: Dennis V. Dowden, Portfolio Manager, who joined Muzinich in 2001 and prior thereto was Director of high yield research at ABN AMRO, Inc. (1999-2001); Clinton Comeaux, Portfolio Manager, who joined Muzinich in 2006 and prior thereto was a research analyst at WR Huff Asset Management (2004-2006); and Bryan Petermann, Portfolio Manager, who joined Muzinich in September 2010 and prior thereto served as Managing Director, Head of High Yield, at Pinebridge Investments (f/k/a AIG Investments), for the last 5 years of his tenure, (2000-2010). Each investment professional has served as a Portfolio Manager of the Fund since 2009, except for Mr. Petermann who has served as Portfolio Manager since September 2010. The same team of investment professionals also manages another First Investors Fund.

HYP0910